Exhibit 10.2

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1
TO
MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO MANUFACTURING SERVICES AGREEMENT (this “Amendment No. 1”) is made as of March 22, 2015, by and between SciClone Pharmaceuticals International Ltd. (“Customer”); and Lonza Sales Ltd (“Lonza”).

WITNESSETH:

WHEREAS, Customer and Lonza are party to that certain Manufacturing Services Agreement, dated as of April 30, 2014, (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as more fully set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2. The Agreement is hereby amended to add Appendix A attached hereto as Project Plan SL-001 under the Agreement, effective as of the date first above written.  Project Plan SL-001 supersedes any previous Project Plan under the Agreement relating to the services described in Project Plan SL-001.

3. The Agreement is hereby amended to add Appendix C attached hereto, effective as of the date first above written. The attached Appendix C supersedes any previous version of Appendix C.
4. Except as expressly set forth in this Amendment No. 1, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused its duly authorized officer to execute, this Amendment No. 1 as of the date first above written.

SciClone Pharmaceuticals International Ltd.	Lonza Sales Ltd
By: /s/ Friedhelm Blobel	By: /s/ Marie Leblanc
Name: Friedhelm Blobel	Name: Marie Leblanc
Title: Director	Title: Associate Director Key Account Management
By: /s/ Nadia Ziegler
Name: Nadia Ziegler
Title: Senior Legal Counsel

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

PROJECT PLAN SL-001

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix C

SPECIFICATIONS

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